KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                             47, Avenue Hoche
FAX (212) 715-8000                                                75008 Paris
                                                                     France

                                     August 25, 2000



Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

                    Re:     Guiness Flight Investment Funds
                            Post-Effective Amendment No. 27
                            File No. 33-75340; ICA No. 811-8360
                            -----------------------------------

Gentlemen:

           We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 27 to Registration Statement No. 33-75340 on Form N-1A.

                                         Very truly yours,


                                         /s/ Kramer Levin Naftalis & Frankel LLP